                                                                   Exhibit 10.16
                                                                   -------------


                         REGISTRATION RIGHTS STATEMENT

       This Registration Rights Statement (this "Statement") sets forth the registration rights granted by Beacon Power Corporation (the "Company") to the Purchasers under the Securities Purchase Agreement dated as of October 23, 1998 by and among the Company, SatCon Technology Corporation ("SatCon") and such Purchasers (the "Purchase Agreement") and to SatCon. Capitalized terms defined in the Purchase Agreement and used herein without definition have the same meanings herein as in the Purchase Agreement.

       In consideration of the agreements of the Purchasers contained in the Purchase Agreement, the Company hereby grants to the Purchasers the rights set forth herein:

     1.  Definitions.  For purposes of this Statement:
         -----------

          (a) "Commencement Date" means the 180th day after the date on which the first of the following events occurs: (i) the Company consummates its initial public offering of securities under the Securities Act; (ii) the Company registers a class of securities under Section 12(b) or 12(g) of the Exchange Act or (iii) the Company becomes required to file periodic reports with the Commission under Section 15(d) of the Exchange Act.

          (b) "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute.

          (c) "Investors" means (i) the Purchasers, (ii) the partners, members or stockholders of any Purchaser collectively provided that such partners, members or stockholders act through such Purchaser or its successor and (iii) any person or entity to whom any Purchaser or any person or entity identified in clause (ii) of this Section 1(c) sells, transfers or assigns Registrable Securities, other than in a sale pursuant to Rule 144 under the Securities Act or a registration effected pursuant to this Agreement and (iv) SatCon.

          (d) "Majority-In-Interest" means the holder or holders of a majority of the Registrable Securities not held by SatCon or its Affiliates. For purposes of this definition, all Registrable Securities issuable upon conversion or exercise of any other securities shall be deemed to be issued and outstanding.

          (e) "Register," "registered," and "registration" refer to an underwritten registration effected by preparing and filing with the Securities and Exchange Commission (the "Commission") a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering by the Commission of effectiveness of such registration statement or document.

          (f) "Registration Expenses" means all expenses in connection with the Company's performance of or compliance with its obligations under this Statement, including, without limitation, all (i) registration, qualification and filing fees; (ii) fees, costs and expenses of compliance with securities or blue sky laws (including reasonable fees, expenses and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities under the laws of such jurisdictions as the managing underwriter or underwriters in a registration may designate, subject to the limitation as set forth in subsection (h) of Section 5 hereof); (iii) printing expenses; (iv) messenger, telephone and delivery expenses; (v) fees, expenses and disbursements of counsel for the Company and of all independent certified public accountants retained by the Company (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance); (vi) Securities Act liability insurance if the Company so desires;
(vii) fees, expenses and disbursements of any other individuals or entities retained by the Company in connection with the registration of the Registrable Securities; (viii) fees, costs and expenses incurred in connection with the listing of the Registrable Securities on each national securities exchange or automated quotation system on which the Company has made application for the listing of its Common Stock; and (ix) internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties and expenses of any annual audit). Registration Expenses shall not include selling commissions, discounts or other compensation paid to underwriters or other agents or brokers to effect the sale of Registrable Securities, or counsel fees and any other expenses incurred by Investors in connection with any registration that are not specified in the immediately preceding sentence.

          (g) "Registrable Securities" means (i) shares of Common Stock or other securities of the Company issued upon conversion of the Class D Preferred Stock or exercise or conversion of the Warrants or in payment for consulting or other services rendered by any of the Purchasers or their Affiliates to the Company,
(ii) shares of Common Stock held on the date hereof by SatCon or issued upon conversion of the Class A Preferred Stock of the Company held by SatCon, or
(iii) shares of Common Stock or other securities of the Company issued as a dividend or other distribution on or in exchange for any of the shares of Common Stock specified in clauses (i) and (ii). Notwithstanding the foregoing, until such time as all Registrable Securities held by Investors other than SatCon have been sold pursuant to Rule 144 under the Securities Act or a registration effected pursuant to this Agreement, securities held by SatCon and its Affiliates shall not exceed, in the aggregate, 20% of the total Registrable Securities held by all Investors.

          (h) "Requestor" means either the Majority-In-Interest or SatCon, whichever requests the registration in question.

          (i) "Securities Act" means the Securities Act of 1933, as amended, or any successor statute.

     2.   Demand Registrations.
          --------------------

          (a) Request for Registration.  If the Majority-In-Interest or SatCon
              ------------------------
submits a written request (a "Demand Notice") to the Company subsequent to the Commencement Date that the Company register Registrable Securities under and in accordance with the Securities Act (a "Demand Registration"), then, on no more than three occasions (no more than two requested by the Majority-In-Interest and no more than one requested by SatCon), the Company shall:

              (i) within 5 days after receipt of such Demand Notice, give written notice of the proposed registration to all other Investors; and

              (ii) as soon as practicable, use diligent efforts to effect such registration as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Investors joining in such request as are specified in written requests received by the Company within 20 days after the date the Company mails the written notice referred to in clause (i) above.

       Notwithstanding the foregoing, if the Company shall furnish to the Investors a certificate signed by the president of the Company stating that in the good faith judgment of the board of directors of the Company, it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed on or before the date filing would be required in connection with any Demand Registration and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing or delay its effectiveness for a reasonable period not to exceed 60 days provided that such right shall not be exercised more than once with respect to a request for registration hereunder. The Company will pay all Registration Expenses in connection with such withdrawn request for registration.

          (b) Underwriting.  In connection with any registration under this
              ------------
Section 2, if so requested by the Requestor, the Company shall enter into an underwriting agreement with one or more underwriters selected by the Requestor having terms and conditions customary for such agreements.

          (c) Shelf Registration.  If at the time the Company registers the
              ------------------
Registrable Securities under the Securities Act pursuant to this Section 1, the sale or other disposition of such Registrable Securities by the Investors may be made pursuant to a registration statement on Form S-3 (or any successor form that permits the incorporation by reference of future filings by the Company under the Exchange Act), such registration statement, unless otherwise directed by the Requestor, shall be filed as a "shelf" registration statement pursuant to Rule 415 under the Securities Act (or any successor rule). Any such shelf registration shall cover the disposition of all Registrable Securities in one or more underwritten offerings, block transactions, broker transactions, at-market transactions and in such other manner or manners as may be specified by the Requestor. The Company shall use its best efforts to keep such "shelf" registration continuously effective as long as the delivery of a prospectus is required under the Securities Act in connection with the disposition of the Registrable Securities registered thereby and in furtherance of such obligation, shall supplement or amend such registration statement if, as and when required by the rules, regulations and instructions applicable to the form used by the Company for such registration or by the Securities Act or by any other rules and regulations thereunder applicable to shelf registrations. On one occasion during each twelve months such shelf registration statement remains effective, upon their receipt of a certificate signed by the president of the Company in accordance with the last paragraph of Section 2(a) hereof, the Investors will refrain from making any sales of Registrable Securities under the shelf registration statement for a period of up to 60 days; provided that this right to cause the Investors to refrain from making sales shall not be exercised by the Company during the one year period following any exercise of the Company's right to defer the filing or delay its effectiveness of a registration statement under the last paragraph of
Section 2(a).

     3.       Company Registration.
              --------------------

              (a) Notice of Registration.  If at any time or from time to time,
                  ----------------------
the Company shall determine to register any of its Common Stock, whether or not for its own account, other than a registration relating to employee benefit plans or a registration effected on Form S-4, the Company shall:

                  (i) provide to each Investor written notice thereof at least ten days prior to the filing of the registration statement by the Company in connection with such registration; and

                  (ii) include in such registration, and in any underwriting involved therein, all those Registrable Securities specified in a written request by each Investor received by the Company within five days after the Company mails the written notice referred to above, subject to the provisions of
Section 3(b) below.

              (b) Underwriting.  The right of any Investor to registration
                  ------------
pursuant to this Section 3 shall be conditioned upon the participation by such Investor in the underwriting arrangements specified by the Company in connection with such registration and the inclusion of the Registrable Securities of such Investor in such underwriting to the extent provided herein. All Investors proposing to distribute their Registrable Securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company and take all other actions, and deliver such opinions and certifications, as may be reasonably requested by such managing underwriter. Notwithstanding any other provision of this Section 3, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the number of Registrable Securities to be included in such registration. The Company shall so advise all Investors distributing Registrable Securities through such underwriting, and there shall be excluded from such registration and underwriting, to the extent necessary to satisfy such limitation, first shares held by the Investors and, thereafter, to the extent necessary, shares which the Company wishes to register for its own account. As among the Investors as a group, the number of Registrable Securities that may be included in the registration and underwriting shall be allocated in proportion, as nearly as practicable, to the respective amounts of Registrable Securities required to be included (determined without regard to any requirement of a request to be included in such registration) in such registration held by all Investors at the time of filing the registration statement. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Investor to the nearest 100 shares.

             (c) Right to Terminate Registration.  The Company shall have the
                 -------------------------------
right to terminate or withdraw any registration initiated by it under this
Section 3 prior to the effectiveness of such registration whether or not any Investor has elected to include Registrable Securities in such registration.

     4.      Expense of Registration.  All Registration Expenses incurred in
             -----------------------
connection with the registration and other obligations of the Company pursuant to Sections 2, 3 and 5 shall be borne by Company.

     5.      Registration Procedures.  If and whenever the Company is required
             -----------------------
by the provisions of this Statement to effect the registration of Registrable Securities, the Company shall:

             (a) promptly prepare and file with the Commission a registration statement with respect to such Registrable Securities on any form that may be utilized by the Company and that shall permit the disposition of the Registrable Securities in accordance with the intended method or methods of disposition thereof, and use its reasonable diligent efforts to cause such registration statement to become effective as promptly as practicable and remain effective thereafter as provided herein, provided that prior to filing a registration statement or prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of any registration statement, the Company will furnish to each of the Investors whose Registrable Securities are covered by such registration statement, their counsel and the underwriters copies of all such documents proposed to be filed sufficiently in advance of filing to provide them with a reasonable opportunity to review such documents and comment thereon;

             (b) prepare and file with the Commission such amendments (including post-effective amendments) and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and current and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such registration statement, including such amendments (including post-effective amendments) and supplements as may be necessary to reflect the intended method of disposition by the prospective seller or sellers of such Registrable Securities, but (except for a shelf registration) for no longer than 120 days subsequent to the effective date of such registration statement;

             (c) provide customary indemnity and contribution arrangements to any qualified independent underwriter or qualified independent pricer as defined in Schedule

E of the Bylaws of the National Association of Securities Dealers, Inc. (a "Qualified Independent Underwriter/Pricer"), if requested by such Qualified Independent Underwriter/Pricer, on such reasonable terms as such Qualified Independent Underwriter/Pricer customarily requires;

             (d) subject to receiving reasonable assurances of confidentiality, for a reasonable period after the filing of such registration statement, and throughout each period during which the Company is required to keep a registration effective, make available for inspection by the selling holders of Registrable Securities being offered, and any underwriters, and their respective counsel, such financial and other information and books and records of the Company, and cause the officers, directors, employees, counsel and independent certified public accountants of the Company to respond to such inquiries as shall be reasonably necessary, in the judgment of such counsel, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act;

             (e) promptly notify the selling holders of Registrable Securities and any underwriters and confirm such advice in writing, (i) when such registration statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective, (ii) of any comments by the Commission, by the National Association of Securities Dealers Inc. ("NASD"), and by the blue sky or securities commissioner or regulator of any state with respect thereto or any request by any such entity for amendments or supplements to such registration statement or prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation or threatening of any proceedings for that purpose, (iv) if at any time the representations and warranties of the Company cease to be true and correct in all material respects, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (vi) at any time when a prospectus is required to be delivered under the Securities Act, that such registration statement, prospectus, prospectus amendment or supplement or post-effective amendment, or any document incorporated by reference in any of the foregoing, contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading;

             (f) furnish to each selling holder of Registrable Securities being offered, and any underwriters, prospectuses or amendments or supplements thereto, in such quantities as they may reasonably request and as soon as practicable, that update previous prospectuses or amendments or supplements thereto;

             (g) in the case of a registration under Section 3 hereof, permit selling holders of Registrable Securities to rely on any representations and warranties made to any underwriter of the Company or any opinion of counsel or "cold comfort" letter delivered to any such underwriter, and indemnify each such holder to the same extent that it indemnifies any such underwriter;

             (h) use reasonable diligent efforts to (i) register or qualify the Registrable Securities to be included in a registration statement hereunder under such other securities laws or blue sky laws of such jurisdictions within the United States of America as any selling holder of such Registrable Securities or any underwriter of the securities being sold shall reasonably request, (ii) keep such registrations or qualifications in effect for so long as the registration statement remains in effect and (iii) take any and all such actions as may be reasonably necessary or advisable to enable such holder or underwriter to consummate the disposition in such jurisdictions of such Registrable Securities owned by such holder; provided, however, that the Company
                                             -------- --------
shall not be required for any such purpose to (x) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 5(h),
(y) subject itself to taxation in any such jurisdiction or (z) consent to general service of process in any such jurisdiction;

             (i) cause all such Registrable Securities to be listed or accepted for quotation on each securities exchange or automated quotation system on which the Company's Common Stock then trades; and

             (j) otherwise use reasonable diligent efforts to comply with all applicable provisions of the Securities Act, and rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of at least twelve months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

     6.      Indemnification.  In the event any of the Registrable Securities
             ---------------
are included in a registration statement under this Statement:

             (a) the Company will indemnify each Investor who participates in such registration, each of its officers and directors and partners and such Investor's separate legal counsel and independent accountants, and each person controlling such Investor within the meaning of Section 15 of the Securities Act, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Investor, each of its officers and directors and partners and such Investor's separate legal counsel and independent accountants and each person controlling such Investor, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Investor or underwriter and stated to be specially for use therein.

             (b) Each Investor will, if Registrable Securities held by such Investor are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and its legal counsel and independent accountants, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Investor, each of its officers and directors and each person controlling such Investor within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, and will reimburse the Company, such Investors, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Investor and stated to be specifically for use therein.

             (c) Each party entitled to indemnification under this Section 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought provided that failure to give such prompt notice shall not relieve the Indemnifying Party of its obligations hereunder unless it is materially prejudiced thereby, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld). Such Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be that of such Indemnified Party unless
(i) the Indemnifying Party has agreed to pay such fees and expenses or (ii) the Indemnifying Party shall have failed to assume the defense of such action or proceeding and employ counsel reasonably satisfactory to such Indemnified Party in any such action or proceeding or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party and such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to such Indemnified Party which are different from or additional to those available to the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing of an election to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party then shall have the right to employ separate counsel at its own expense and to participate in the defense thereof, and shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties, which firm shall be designated in writing by a majority of the Indemnified Parties who are eligible to select such counsel). No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnified Party may consent to entry of any judgment or enter into any settlement without the prior written consent of the Indemnifying Party.

             (d) If the indemnification provided for in this Section 6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying the Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party with respect to such loss, liability, claim, damage or expenses in the proportion that is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     7.      Information by Investor.  Investors whose Registrable Securities
             -----------------------
are included in any registration shall furnish to the Company such information regarding themselves and the distribution proposed by them as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Statement.

     8.      Rule 144 Reporting.  With a view to making available the benefits
             ------------------
of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, after such time as a public market exists for the Common Stock and until five years from the date thereof, the Company shall use reasonably diligent efforts to:

             (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, beginning 90 days after the Company registers a class of securities under Section 12 of the Exchange Act or completes a registered offering under the Securities Act; or

             (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements);

             (c) Furnish to any Investor promptly upon request a written statement as to its compliance with the reporting requirements of Rule 144 (at any time after 90 days after the Company completes a registered offering under the Securities Act), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as an Investor may reasonably request in availing itself of any rule or regulation of the Commission allowing an Investor to sell Registrable Securities without registration.

     9.      Termination of Registration Rights.  No Investor shall be entitled
             ----------------------------------
to exercise any right provided for in this Statement after ten years following the Commencement Date.

     10.     Information To Be Provided by the Investors.  Each Investor whose
             -------------------------------------------
Registrable Securities are included in any registration pursuant to this Agreement shall furnish the Company such information regarding such Investor and the distribution proposed by such Investor as may be reasonably requested in writing by the Company and as shall be required in connection with such registration or the registration or qualification of such securities under any applicable state securities law.

     11.     "Stand-Off" Agreement.  Each Investor, if requested by the managing
              --------------------
underwriter of a registered public offering of securities by the Company, shall agree not to sell or otherwise transfer or dispose of any Registrable Securities or other securities of the Company then held by such Investor for a specified period of time that is customary under the circumstances (not to exceed 180 days) following the effective date of the registration statement for such offering, provided that (a) no such agreement shall be required unless the other principal stockholders of the Company enter into a similar agreement covering the same period of time and (b) such agreement shall contain terms customary for such agreements. The Company may impose stop transfer instructions to enforce any required agreement of the Investors under this Section 11.

     12.     Agreements With Respect to Underwritten Offering.  In the event
             ------------------------------------------------
that Registrable Securities are sold pursuant to a registration statement in an underwritten offering, the Company and each Investor participating in such sale shall enter into an underwriting agreement with the lead underwriters for such offering containing customary representations, warranties and covenants.

     13.     Miscellaneous.
             -------------

             (a) Amendments and Waivers.  The provisions of this Statement,
                 ----------------------
including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to depart from the provisions hereof may not be given unless the Company has obtained the written consent of the Majority-In-Interest. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof with respect to a matter which relates exclusively to the rights of Investors whose Registrable Securities are being sold pursuant to a registration statement and which does not directly or indirectly affect the rights of other Investors may be given by the holders of a majority of the Registrable Securities being sold by such holders.

             (b) Notices.  All communications provided for hereunder shall be
                 -------
sent by registered or certified mail, reputable overnight delivery service or facsimile transmission. Communications to an Investor shall be sent to such Investor at its address set forth in the Purchase Agreement or, if the Investor was not a Purchaser, in the security register or other records of the Company. Communications to the Company shall be sent to the Company as provided in the Purchase Agreement.

             (c) Descriptive Headings.  The descriptive headings of the several
                 --------------------
Sections of this Statement are inserted for convenience only and do not constitute a part of this Statement.

             (d) Governing Law.  This Statement shall be construed and
                 -------------
enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York as applied to agreements entered into and wholly performed in New York, without giving effect to the choice of law or conflicts principles thereof. In the event of any dispute arising out of the terms of this Statement, the parties hereby consent to the exclusive jurisdiction of the federal and state courts located in the State of New York for resolution of such dispute, and agree not to contest such exclusive jurisdiction or seek to transfer any action relating to such dispute to any other jurisdiction.

             (e) Part of Purchase Agreement.  This Statement constitutes a
                 --------------------------
part of the Purchase Agreement and is subject to all provisions thereof.

             (f) Severability. Any provision of this Statement that is
                 ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.